Consolidated Balance Sheets - USD ($)	Dec. 31, 2016	Dec. 31, 2015
Current assets:
Cash and cash equivalents	$ 454,030	$ 1,060,348
Grant funds receivable	28,074	119,978
Prepaid expenses and other current assets	62,275	56,649
Total current assets	544,379	1,236,975
Property and equipment, net	54,828	83,608
Other assets	11,010	11,010
Total assets	610,217	1,331,593
Current liabilities:
Accounts payable	75,607	100,935
Accrued expenses	294,240	26,055
Total current liabilities	369,847	126,990
Commitments (Note 6)
Stockholders’ equity:
Common stock	55,235	31,951
Additional paid-in capital	34,914,963	32,587,543
Accumulated deficit	(35,746,628)	(32,474,927)
Total stockholders’ equity	240,370	1,204,603
Total liabilities and stockholders’ equity	610,217	1,331,593
Series B Convertible Preferred Stock [Member]
Stockholders’ equity:
Convertible Preferred Stock	76,095	76,095
Series C Convertible Preferred Stock [Member]
Stockholders’ equity:
Convertible Preferred Stock	$ 940,705	$ 983,941